                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                 F O R M  8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report:  May 17, 1999
(Date of earliest event reported)

                       The CIT Group Securitization Corporation II
                                The CIT Group, Inc.
                 (Exact name of registrant as specified in its charter)


                                    Delaware
                     (State or other jurisdiction of incorporation)
            000-20615                   22-3328188
            001-01861                   22-3411516
     (Commission File Number)     (IRS Employer Identification No.)


                                  650 CIT Drive
                          Livingston, New Jersey 07039-0491
                             1211 Avenue of the Americas
                              New York, New York 10036
                 (Address of principal executive offices and zip code)
                                   (973) 740-5000
                                    (212) 536-1950
                  Registrants' telephone number, including area code


                                            N/A
          (Former name or former address, if changed since last report)
<PAGE

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c)  Exhibits.

         The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.         Description
----------          -----------
  25                Statement of Eligibility of Trustee


SIGNATURE
                               ----------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          The CIT Group Securitization
                          Corporation II


                          By: /s/ Joseph M. Leone
                              -------------------
                          Name:  Joseph M. Leone
                          Title:  Executive Vice President
                                  & Chief Financial Officer


                          The CIT Group, Inc.


                          By: /s/ Joseph M. Leone
                              -------------------
                          Name:  Joseph M. Leone
                          Title:  Executive Vice President
                                  & Chief Financial Officer


Dated:    May 17, 1999